UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5126

Seligman New Jersey Municipal Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 3/31/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman New Jersey Municipal Fund, Inc.

Mid-Year Report March 31, 2006 Seeking Income Exempt From Regular Income Tax J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman 142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance and Portfolio Overview	2

Understanding and Comparing Your Fund’s Expenses	4

Portfolio of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Notes to Financial Statements	11

Financial Highlights	16

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	19

Board of Directors and Executive Officers	24

Additional Fund Information	25

To The Shareholders

We are pleased to present your mid-year shareholder report for Seligman New Jersey Municipal Fund, Inc., covering the six months ended March 31, 2006. This report contains the Fund’s investment results, financial statements, and portfolio of investments.

We thank you for your continued support of Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 17, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017
Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 455-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	General Counsel Sullivan & Cromwell LLP

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman New Jersey Municipal Fund, Inc. and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end.

Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”) that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The Lehman Brothers Municipal Bond Index (“Lehman Index”) does not include the effect of taxes, fees, or sales charges, and does not reflect state-specific bond market performance. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results

Total Returns
For Periods Ended March 31, 2006

			Average Annual
	Six Months	*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
With Sales Charge	(3.97)%		(2.05)%	3.08%	4.43%	n/a
Without Sales Charge	0.78		2.79	4.09	4.94	n/a
Class C
With Sales Charge and CDSC#	(1.64)		0.06	3.09	n/a	3.31%
Without Sales Charge and CDSC	0.38		2.10	3.31	n/a	3.47
Class D
With 1% CDSC	(0.60)		1.12	n/a	n/a	n/a
Without CDSC	0.38		2.10	3.31	4.14	n/a
Lehman Index**	0.98		3.81	5.18	5.87	5.38‡
__________
See footnotes on page 3.

Performance and Portfolio Overview

Net Asset Value Per Share
	3/31/06	9/30/05	3/31/05
Class A	$7.36	$7.49	$7.49
Class C	7.46	7.59	7.58
Class D	7.46	7.59	7.58

Dividend and Capital Gain Per Share, and Yield Information
For Periods Ended March 31, 2006
Dividends†		Capital Gain†	SEC 30-Day Yield††
Class A	$0.144	$0.042	2.74%
Class C	0.115	0.042	2.11
Class D	0.115	0.042	2.13

Holdings By Market Sectorø		Moody’s Ratings2ø
Revenue Bonds	75%	AAA	70%
General Obligation Bondsøø	25	AA	4
		A	23
Weighted Average Maturity##	17.1 years	BBB	3

__________
[1]
The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

[2]
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.
**
The Lehman Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and does not reflect state-specific bond market performance. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.
##	Excludes variable rate demand notes.
‡	From 5/28/99.
†	Represents per share amount paid or declared for the six months ended March 31, 2006.
††	Current yield, representing the annualized yield for the 30-day period ended March 31, 2006, has been computed in accordance with SEC regulations and will vary.
ø	Percentages based on current market values of long-term holdings at March 31, 2006.
øø	Includes pre-refunded and escrowed-to-maturity securities.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in the Fund and to compare them with the ongoing expenses incurred by investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of October 1, 2005 and held for the entire six-month period ended March 31, 2006.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 10/1/05	Annualized Expense Ratio*	Ending Account Value 3/31/06	Expenses Paid During Period** 10/1/05 to 3/31/06	Ending Account Value 3/31/06	Expenses Paid During Period** 10/1/05 to 3/31/06
Class A	$1,000.00	1.24%	$1,007.80	$6.21	$1,018.75	$6.24
Class C	1,000.00	2.00	1,003.80	9.99	1,014.96	10.05
Class D	1,000.00	2.00	1,003.80	9.99	1,014.96	10.05

__________
*
Expenses of Class C and Class D shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.

**
Expenses are equal to the annualized expense ratio based on actual expenses for the period October 1, 2005 to March 31, 2006, multiplied by the average account value over the period, multiplied by 182/365 (number of days in the period).

Portfolio of Investments (unaudited)
March 31, 2006

Face Amount	Municipal Bonds	Rating†	Value
$2,000,000	Delaware River & Bay Authority Rev. (New Jersey and Delaware), 5.75% due 1/1/2029Ø	Aaa	$ 2,161,820
2,500,000	Middletown Twp., NJ Board of Education School GOs, 5.80% due 8/1/2019Ø	Aaa	2,572,475
3,000,000	New Jersey Economic Development Authority Gas Facilities Rev. (NUI Corporation Project), 5.70% due 6/1/2032*	Aaa	3,104,160
1,000,000	New Jersey Economic Development Authority Rev. (The Seeing Eye, Inc. Project), 5% due 12/1/2024	Aaa	1,046,340
2,900,000	New Jersey Economic Development Authority Sewage Facilities Rev. (Anheuser-Busch Project), 5.85% due 12/1/2030*	A1	2,962,524
1,500,000	New Jersey Economic Development Authority State Lease Rev. (Liberty State Park Project), 5% due 3/1/2027	Aaa	1,558,995
3,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	Aaa	3,122,550
2,000,000	New Jersey Educational Facilities Financing Authority Rev. (Institute for Advanced Study), 5% due 7/1/2021	Aaa	2,047,700
2,000,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlantic City Medical Center), 5.75% due 7/1/2025	A2	2,131,360
2,450,000	New Jersey Health Care Facilities Financing Authority Rev. (Hackensack University Medical Center), 6% due 1/1/2034	A2	2,596,926
2,255,000	New Jersey Health Care Facilities Financing Authority Rev. (Meridian Health System Obligated Group), 5.375% due 7/1/2024	Aaa	2,369,712
2,500,000	New Jersey Highway Authority Rev. (Garden State Parkway), 5.625% due 1/1/2030Ø	Aaa‡	2,691,425
235,000	New Jersey Housing & Mortgage Finance Agency Rev. (Multi-Family Housing), 5.75% due 5/1/2025	Aaa	245,023
1,500,000	New Jersey Housing & Mortgage Finance Agency Rev. (Multi-Family Housing), 6.35% due 11/1/2031*	Aaa	1,565,625
1,000,000	New Jersey Transportation Trust Fund Authority Rev., 5% due 12/15/2021Ø	Aaa	1,062,670
1,000,000	Puerto Rico Highway & Transportation Authority Rev., 5.50% due 7/1/2036	Baa2	1,066,080
1,300,000	Rutgers State University, NJ, 5.20% due 5/1/2027	Aa3	1,331,291
Total Municipal Bonds (Cost $31,761,736) — 88.2%			33,636,676
	Short-Term Holdings
1,400,000	California State Economic Recovery Rev., VRDN, due 7/1/2023	VMIG 1	1,400,000
600,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	VMIG 1	600,000
2,000,000	New Jersey Economic Development Authority Rev. (The Trustees of the Lawrenceville School Project), 5.75% due 7/1/2016Ø	Aa3	2,050,760
Total Short-Term Holdings (Cost $3,969,612) — 10.6%			4,050,760
Total Investments (Cost $35,731,348) — 98.8%			37,687,436
Other Assets Less Liabilities — 1.2%			470,742
Net Assets — 100.0%			$38,158,178

__________
See footnotes on page 6.

Portfolio of Investments (unaudited)
March 31, 2006
__________
†
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s, have been reported as AAA.

ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN - variable rate demand note
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
March 31, 2006

Assets:
Investments, at value:
Long-term holdings (cost $31,761,736)	$33,636,676
Short-term holdings (cost $3,969,612)	4,050,760
Total investments (cost $35,731,348)	37,687,436
Cash (includes restricted cash of $5,000)	34,250
Interest receivable	548,121
Expenses prepaid to shareholder service agent	3,696
Other	2,035
Total Assets	38,275,538

Liabilities:
Dividends payable	48,758
Management fee payable	16,299
Payable for Capital Stock repurchased	13,301
Distribution and service fees payable	10,471
Accrued expenses and other	28,531
Total Liabilities	117,360
Net Assets	$38,158,178

Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 100,000,000 shares authorized; 5,176,172 shares outstanding):
Class A	$4,600
Class C	454
Class D	122
Additional paid-in capital	36,101,995
Undistributed net investment income	86,521
Undistributed net realized gain	8,398
Net unrealized appreciation of investments	1,956,088
Net Assets	$38,158,178

Net Asset Value Per Share:
Class A ($33,861,956 ÷ 4,600,289 shares)	$7.36
Class C ($3,385,098 ÷ 453,738 shares)	$7.46
Class D ($911,124 ÷ 122,145 shares)	$7.46
__________
See Notes to Financial Statements.

Statement of Operations (unaudited)
 For the Six Months Ended March 31, 2006

Investment Income:
Interest	$1,005,599

Expenses:
Management fee	96,804
Distribution and service fees	63,487
Shareholder account services	37,129
Auditing and legal fees	27,236
Registration	9,076
Shareholder reports and communications	7,867
Custody and related services	7,530
Directors’ fees and expenses	4,170
Miscellaneous	2,990
Total Expenses	256,289
Net Investment Income	749,310

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	9,474
Net change in unrealized appreciation of investments	(476,032)
Net Loss on Investments	(466,558)
Increase in Net Assets from Operations	$282,752
__________
See Notes to Financial Statements.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended 3/31/06	Year Ended 9/30/05
Operations:
Net investment income	$749,310	$1,691,631
Net realized gain on investments	9,474	208,055
Net change in unrealized appreciation of investments	(476,032)	(500,739)
Increase in Net Assets from Operations	282,752	1,398,947

Distributions to Shareholders:
Net investment income:
Class A	(672,087)	(1,535,586)
Class C	(51,777)	(111,109)
Class D	(14,065)	(30,136)
Total	(737,929)	(1,676,831)
Net realized long-term gain on investments:
Class A	(197,192)	(39,881)
Class C	(19,471)	(3,427)
Class D	(5,070)	(885)
Total	(221,733)	(44,193)
Decrease in Net Assets from Distributions	(959,662)	(1,721,024)
(Continued on next page.)

Statements of Changes in Net Assets (unaudited) (continued)

	Shares
	Six Months Ended 3/31/06	Year Ended 9/30/05	Six Months Ended 3/31/06	Year Ended 9/30/05
Capital Share Transactions:
Net proceeds from sales of shares:
Class A	126,030	117,029	$935,086	$882,504
Class C	15,784	34,205	118,564	261,158
Class D	2,971	5,106	22,336	38,999
Investment of dividends:
Class A	61,304	136,040	454,183	1,025,489
Class C	5,087	10,791	38,193	82,384
Class D	1,745	3,509	13,101	26,792
Exchanged from associated funds:
Class A	14,563	18,196	107,929	137,130
Class C	29,653	24,803	222,398	189,975
Class D	1,287	1,073	9,623	8,163
Investment of gain distributions:
Class A	21,018	4,241	155,309	31,891
Class C	2,076	364	15,553	2,772
Class D	633	109	4,735	829
Total	282,151	355,466	2,097,010	2,688,086
Cost of shares repurchased:
Class A	(321,806)	(1,294,115)	(2,384,423)	(9,721,288)
Class C	(22,430)	(87,785)	(168,124)	(669,409)
Class D	(5,689)	(19,834)	(42,674)	(151,362)
Exchanged into associated funds:
Class A	(1,685)	(23,861)	(12,482)	(179,894)
Class C	(31,456)	(6,382)	(235,437)	(48,694)
Class D	—	—	—	—
Total	(383,066)	(1,431,977)	(2,843,140)	(10,770,647)
Decrease in Net Assets from Capital Share Transactions	(100,915)	(1,076,511)	(746,130)	(8,082,561)
Decrease in Net Assets			(1,423,040)	(8,404,638)

Net Assets:
Beginning of period			39,581,218	47,985,856
End of Period (including undistributed net investment income of $86,521 and $77,540, respectively)			$38,158,178	$39,581,218
__________
See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares— Seligman New Jersey Municipal Fund, Inc. (the “Fund”) offers the following three classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

All classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in more than 60 days are valued at market quotations. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

Notes to Financial Statements (unaudited)

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.
Security Transactions and Related Investment Income— Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Short-term holdings include securities with stated or effective maturity dates of less than one year.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At March 31, 2006, the interest rate paid on these notes ranged from 3.07% to 3.13%.

d.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2006, distribution and service fees were the only class- specific expenses.

e.	Distributions to Shareholders— Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

f.	Restricted Cash— Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.
Management Fee, Distribution Services, and Other Transactions— The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

For the six months ended March 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $874 for sales of Class A shares. Commissions of $5,864 and $240 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the six months ended March 31, 2006, fees incurred aggregated $42,154, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the

Notes to Financial Statements (unaudited)

Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2006, fees incurred under the Plan amounted to $16,773 and $4,560, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the six months ended March 31, 2006, such charges amounted to $1.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2006, Seligman Services, Inc. received commissions of $1,402 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $6,609 pursuant to the Plan.

For the six months ended March 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $37,129 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009, respectively. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of March 31, 2006, the Fund’s potential obligation under the Guaranties is $6,900. As of March 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $15,696 was paid to the participating director in January 2006. As of March 31, 2006, no directors were participating in the deferred compensation arrangement.

4.
Committed Line of Credit— The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities— Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2006 amounted to $1,558,710 and $2,500,000.

Notes to Financial Statements (unaudited)

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented below is based on operating results for the six months ended March 31, 2006, and will vary from the final tax information as the Fund’s year end.

At March 31, 2006, the cost of investments for federal income tax purposes was $35,651,329. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $80,019.

At March 31, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$2,036,107
Gross unrealized depreciation of portfolio securities	—
Net unrealized appreciation of portfolio securities	2,036,107
Undistributed tax-exempt income	55,398
Accumulated net realized gains	11,425
Total accumulated earnings	$2,102,930

The tax characterization of distributions paid was as follows:

	Six Months Ended 3/31/06	Year Ended 9/30/05
Tax-exempt income	$737,929	$1,676,831
Long-term capital gains	221,733	44,193

7.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman New Jersey Municipal Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in

Notes to Financial Statements  (unaudited)

connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights  (unaudited)
The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A

	Six Months Ended	Year Ended September 30,
	3/31/06	2005	2004	2003	2002ø	2001
Per Share Data:
Net Asset Value, Beginning of Period	$7.49	$7.54	$7.60	$7.65	$7.44	$7.12
Income from Investment Operations:
Net investment income	0.15	0.30	0.29	0.29	0.31	0.32
Net realized and unrealized gain (loss) on investments	(0.10)	(0.04)	(0.05)	(0.04)	0.22	0.36
Total from Investment Operations	0.05	0.26	0.24	0.25	0.53	0.68
Less Distributions:
Dividends from net investment income	(0.14)	(0.30)	(0.29)	(0.29)	(0.31)	(0.32)
Distributions from net realized capital gain	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Total Distributions	(0.18)	(0.31)	(0.30)	(0.30)	(0.32)	(0.36)
Net Asset Value, End of Period	$7.36	$7.49	$7.54	$7.60	$7.65	$7.44

Total Return	0.78%	3.40%	3.28%	3.34%	7.29%	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$33,862	$35,209	$43,324	$46,610	$49,274	$49,182
Ratio of expenses to average net assets	1.24%†	1.20%	1.13%	1.13%	1.04%	1.14%
Ratio of net investment income to average net assets	3.95%†	3.95%	3.91%	3.82%	4.23%	4.34%
Portfolio turnover rate	4.29%	2.53%	—	4.39%	13.02%	1.06%

__________
See footnotes on page 18.

Financial Highlights (unaudited)

CLASS C

	Six Months Ended	Year Ended September 30,
	3/31/06	2005	2004	2003	2002ø	2001
Per Share Data:
Net Asset Value, Beginning of Period	$7.58	$7.64	$7.69	$7.74	$7.52	$7.20
Income from Investment Operations:
Net investment income	0.12	0.24	0.24	0.23	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.04)	(0.04)	0.23	0.36
Total from Investment Operations	0.04	0.20	0.20	0.19	0.49	0.63
Less Distributions:
Dividends from net investment income	(0.12)	(0.24)	(0.24)	(0.23)	(0.26)	(0.27)
Distributions from net realized capital gain	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Total Distributions	(0.16)	(0.25)	(0.25)	(0.24)	(0.27)	(0.31)
Net Asset Value, End of Period	$7.46	$7.59	$7.64	$7.69	$7.74	$7.52

Total Return	0.38%	2.57%	2.58%	2.52%	6.54%	8.89%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,385	$3,453	$3,659	$5,271	$5,096	$1,207
Ratio of expenses to average net assets	2.00%†	1.96%	1.90%	1.90%	1.84%	1.89%
Ratio of net investment income to average net assets	3.19%†	3.19%	3.14%	3.05%	3.44%	3.59%
Portfolio turnover rate	4.29%	2.53%	—	4.39%	13.02%	1.06%

__________
See footnotes on page 18.

Financial Highlights (unaudited)

 CLASS D

	Six Months Ended	Year Ended September 30,
	3/31/06	2005	2004	2003	2002ø	2001
Per Share Data:
Net Asset Value, Beginning of Period	$7.58	$7.64	$7.69	$7.74	$7.52	$7.20
Income from Investment Operations:
Net investment income	0.12	0.24	0.24	0.23	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.04)	(0.04)	0.23	0.36
Total from Investment Operations	0.04	0.20	0.20	0.19	0.49	0.63
Less Distributions:
Dividends from net investment income	(0.12)	(0.24)	(0.24)	(0.23)	(0.26)	(0.27)
Distributions from net realized capital gain	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Total Distributions	(0.16)	(0.25)	(0.25)	(0.24)	(0.27)	(0.31)
Net Asset Value, End of Period	$7.46	$7.59	$7.64	$7.69	$7.74	$7.52

Total Return	0.38%	2.57%	2.58%	2.52%	6.54%	8.89%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$911	$920	$1,002	$1,299	$1,366	$1,248
Ratio of expenses to average net assets	2.00%†	1.96%	1.90%	1.90%	1.84%	1.89%
Ratio of net investment
income to average net assets	3.19%†	3.19%	3.14%	3.05%	3.44%	3.59%
Portfolio turnover rate	4.29%	2.53%	—	4.39%	13.02%	1.06%

__________
†	Annualized.
ø
As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002, was to increase net investment income per share and decrease net realized and unrealized gain on investments by less than $0.01 for each share class and to increase the ratios of net investment income to average net assets of each share class by 0.03%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

See Notes to Financial Statements.

Matters Relating to the Directors’ Consideration of
the Continuance of the Management Agreement

The directors unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects any economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationships with the Fund;

Matters Relating to the Directors’ Consideration of
the Continuance of the Management Agreement

11.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

12.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees

Matters Relating to the Directors’ Consideration of
the Continuance of the Management Agreement

paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors, Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive the benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’ Consideration of
the Continuance of the Management Agreement

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors compared the Fund’s performance to the Lipper New Jersey Municipal Debt Fund Average over the one-, three-, five- and ten-year periods ended September 30, 2005, and to ten competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The Manager explained that there was no appropriate benchmark index against which to compare the Fund. The comparative information showed that the Fund’s investment results were close to the Lipper average for the three- and five-year rolling periods ended September 30, 2005, although the Fund’s results were generally below both the Lipper average and the competitor average by modest amounts in 2001 and succeeding periods. The directors also noted that the Fund’s Lipper ranking was consistently close to the median in all periods. Based upon their review, the directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager, which is 0.50%. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that the Fund’s management fee rate was less than both the average and the median for its peer group, which consisted of all funds with front-end sales charges in the Lipper New Jersey Municipal Debt Funds category.

The directors also considered the Fund’s total expense ratio for the most recent fiscal year, as compared to the expense ratios for other funds in its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the investment companies in the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The comparative information showed that the Fund’s expense ratio was significantly higher than the peer group median and average and the second highest in its peer group. The Manager explained that the Fund’s small size (approximately $40 million) contributed to its relatively high expense ratio. The directors noted that several peer group funds benefited from reimbursements by their advisers and, in three cases, a peer group fund without the benefit of reimbursement would have had an expense ratio higher than the Fund’s. Two of those peer funds were larger than the Fund. On the basis of this review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the

Matters Relating to the Directors’ Consideration of
the Continuance of the Management Agreement

economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1, 3	Leroy C. Richie 1, 3
• Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	• Counsel, Lewis & Munday, P.C.
• Chairman Emeritus, American Council on Germany	• Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director, Kerr-McGee Corporation, Infinity, Inc. and Vibration Control Technologies, LLC
Alice S. Ilchman 2, 3	• Lead Outside Director, Digital Ally Inc.
• President Emerita, Sarah Lawrence College • Director, Jeannette K. Watson Fellowship and Public Broadcasting Service	• Director and Chairman, Highland Park Michigan Economic Development Corp. • Chairman, Detroit Public Schools Foundation
• Trustee, Committee for Economic Development
• Governor of the Court of Governors, London School of Economics	Robert L. Shafer 2, 3
• Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations
Frank A. McPherson 2, 3
• Retired Chairman of the Board and Chief Executive Officer,	James N. Whitson 1, 3
Kerr-McGee Corporation • Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Chapter	• Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
of the Nature Conservancy, Oklahoma Medical Research Foundation,	• Director, CommScope, Inc.
Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools
Foundation and Oklahoma Foundation for Excellence in Education	Brian T. Zino
• Director and President, J. & W. Seligman & Co. Incorporated
• Chairman, Seligman Data Corp.
Betsy S. Michel 1, 3	• Director, ICI Mutual Insurance Company, Seligman Advisors, Inc. and
• Trustee, The Geraldine R. Dodge Foundation	Seligman Services, Inc.
• Member of the Board of Governors, Investment Company Institute
William C. Morris
• Chairman, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc.,
Seligman Advisors, Inc. and Seligman Services, Inc.	__________
• Director, Seligman Data Corp.	Member: 1 Audit Committee
• President and Chief Executive Office, The Metropolitan	2 Director Nominating Committee
Opera Association	3 Board Operations Committee

Executive Officers

William C. Morris	Thomas G. Moles
Chairman	Vice President

Brian T. Zino	Thomas G. Rose
President and Chief Executive Officer	Vice President

Eileen A. Comerford	Lawrence P. Vogel
Vice President	Vice President and Treasurer

Eleanor T. M. Hoagland	Frank J. Nasta
Vice President and Chief Compliance Officer	Secretary

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of the following year.

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[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

TECNJ3 3/06

ITEM 2.    CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.
(a)(1)   Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: June 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: June 5, 2006

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: June 5, 2006

SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)     Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.